Exhibit 10.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March     , 2018, by and among (a) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and (b)(i) ICAD, INC., a Delaware corporation (“ICAD”), (ii) XOFT, INC., a Delaware corporation (“Xoft”) and (iii) XOFT SOLUTIONS, LLC, a Delaware limited liability company (“Xoft Solutions”, and together with ICAD and Xoft, individually and collectively, jointly and severally, “Borrower”) whose address is 98 Spit Brook Road, Suite 100, Nashua, New Hampshire 03062.

1.    DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 7, 2017, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of August 7, 2017, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.    DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as defined in the Loan Agreement (together with any other agreements granting a security interest in collateral to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.    DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	Borrower agrees that, as of the First LMA Effective Date, it shall no longer have any ability to request Term Loan Advances and there shall be no borrowing availability pursuant to Section 2.3 of the Loan Agreement.

2	The Loan Agreement shall be amended by deleting the following text, appearing in Section 1 thereof:

“Notwithstanding the foregoing, all financial covenant calculations shall be computed with respect to the Borrower only, and not on a consolidated basis.”

and inserting in lieu thereof the following:

“Notwithstanding the foregoing, except as explicitly set forth herein, all financial covenant calculations shall be computed with respect to the Borrower only, and not on a consolidated basis.”

3	The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.3 thereof:

“Subject to the terms and conditions of this Agreement, upon Borrower’s request, on the Effective Date, Bank may, in its good faith business discretion, make one (1) term loan advance available to Borrower in the original principal amount equal to Six Million Dollars ($6,000,000.00) (the “Term Loan A Advance”). Subject to the terms and conditions of this Agreement, upon Borrower’s request, during the Draw Period, Bank may, in its good faith business discretion, make one (1) term loan advance available to Borrower in the original principal amount not to exceed Three Million Dollars ($3,000,000.00) (the “Term Loan B Advance”). The Term Loan A Advance and the Term Loan B Advance are each hereinafter referred to singly as a “Term Loan Advance” and, collectively, as the “Term Loan Advances”).”

and inserting in lieu thereof the following:

“Subject to the terms and conditions of this Agreement, upon Borrower’s request, on the Effective Date, Bank may, in its good faith business discretion, make one (1) term loan advance available to Borrower in the original principal amount equal to Six Million Dollars ($6,000,000.00) (the “Term Loan A Advance” also referred to singly as a “Term Loan Advance” and as the “Term Loan Advances”).”

4	The Loan Agreement shall be amended by inserting the following new Section 2.3.1, appearing immediately after Section 2.3 thereof:

“    2.3.1 2018    Term Loan Advance.

(a)    Availability. Subject to the terms and conditions of this Agreement, upon Borrower’s request, during the 2018 Term Loan Draw Period, Bank may, in its good faith business discretion, make one (1) term loan advance available to Borrower in the original principal amount not to exceed Three Million Dollars ($3,000,000.00) (the “2018 Term Loan Advance”). After repayment, the 2018 Term Loan Advance (or any portion thereof) may not be reborrowed.

(b)    Interest Payments. With respect to the 2018 Term Loan Advance, commencing on the first Payment Date following the Funding Date of the 2018 Term Loan Advance and continuing on the Payment Date of each month thereafter, Borrower shall make monthly payments of interest, in arrears, on the principal amount of the 2018 Term Loan Advance at the rate set forth in Section 2.5(a).

(c)    Repayment. Commencing on October 1, 2019 and continuing on each Payment Date thereafter, Borrower shall repay the 2018 Term Loan Advance in (i) thirty (30) equal monthly installments of principal, plus (ii) monthly payments of accrued interest at the rate set forth in Section 2.5(a). All outstanding principal and accrued and unpaid interest under the 2018 Term Loan Advance, and all other outstanding Obligations with respect to the Term 2018 Loan Advance, are due and payable in full on the 2018 Term Loan Maturity Date.

(d)    Permitted Prepayment. Borrower shall have the option to prepay all, but not less than all, of the 2018 Term Loan Advance, provided Borrower (i) delivers written notice to Bank of its election to prepay the 2018 Term Loan Advance at least ten (10) days prior to such prepayment, and (ii) pays, on the date of such prepayment (A) the outstanding principal plus accrued and unpaid interest with respect to the 2018 Term Loan Advance, (B) the 2018 Term Loan Prepayment Premium, (C) the 2018 Term Loan Final Payment and (D) all other sums, if any, that shall have become due and payable with respect to the 2018 Term Loan Advance, including interest at the Default Rate with respect to any past due amounts.

(e)    Mandatory Prepayment Upon an Acceleration. If the 2018 Term Loan Advance is accelerated by Bank following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest with respect to the 2018 Term Loan Advance, (ii) the 2018 Term Loan Final Payment, (iii) the 2018 Term Loan Prepayment Premium and (iv) all other sums, if any, that shall have become due and payable with respect to the 2018 Term Loan Advance, including interest at the Default Rate with respect to any past due amounts.”

5	The Loan Agreement shall be amended by inserting the following new text, to appear as Section 2.5(a)(iii) thereof:

“    (iii)    2018 Term Loan Advance. Subject to Section 2.5(b), the principal amount outstanding under the 2018 Term Loan Advance shall accrue interest at a floating per annum rate equal to the Prime Rate, which interest shall be payable monthly in accordance with Section 2.5(d) below.”

6	Section 2.6 of the Loan Agreement shall be amended by (i) deleting the “and” appearing at the end of subsection (d), (ii) re-lettering subsection (e) as subsection (g) and (iii) inserting the following new subsections (e) and (f):

“    (e)    2018 Term Loan Prepayment Premium. The 2018 Term Loan Prepayment Premium, when due hereunder;

(f)    2018 Term Loan Final Payment. The 2018 Term Loan Final Payment, when due hereunder; and”

7	The Loan Agreement shall be amended by deleting “or Term Loan Advances” in each place that it appears in Section 2.8(b), and inserting “, Term Loan Advances, or the 2018 Term Loan Advance”.

8	The Loan Agreement shall be amended by deleting the following text, appearing in Section 3.2 thereof:

“    (a)    timely receipt of (i) the Credit Extension request and any materials and documents required by Section 3.4 and (ii) with respect to the request for Term Loan Advances, an executed Payment/Advance Form and any materials and documents required by Section 3.4;”

and inserting in lieu thereof the following:

“    (a)    timely receipt of (i) the Credit Extension request and any materials and documents required by Section 3.4 and (ii) with respect to the request for Term Loan Advances and the 2018 Term Loan Advance, an executed Payment/Advance Form and any materials and documents required by Section 3.4;”

9	The Loan Agreement shall be amended by deleting the following text, appearing as Section 3.4(b) thereof:

“    (b)    Term Loan Advances. Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan Advance set forth in this Agreement, to obtain a Term Loan Advance, Borrower (via an individual duly authorized by an Administrator) shall notify Bank (which notice shall be irrevocable) by electronic mail by 12:00 p.m. Eastern time at least one (1) Business Day prior to the proposed Funding Date of the Term Loan Advance. Such notice shall be made by Borrower through Bank’s online banking program, provided, however, if Borrower is not utilizing Bank’s online banking program, then such notice shall be in a written format acceptable to Bank that is executed by an Authorized Signer. Bank shall have received satisfactory evidence that the Board has approved that such Authorized Signer may provide such notices and request Term Loan Advances (Bank acknowledges that it has received such satisfactory Board approval as of the Effective Date and, so long as such Board approval remains in full force and effect and is not revoked, such approval shall satisfy this requirement). In connection with such notification, Borrower must promptly deliver to Bank by electronic mail or through Bank’s online banking program a completed Payment/Advance Form executed by an Authorized Signer together with such other reports and information, as Bank may request in its reasonable discretion. Bank shall credit proceeds of any Term Loan Advance to the Designated Deposit Account. Bank may make Term Loan Advances under this Agreement based on instructions from an Authorized Signer or without instructions if the Term Loan Advances are necessary to meet Obligations which have become due.”

and inserting in lieu thereof the following:

“    (b)    Term Loan Advances and 2018 Term Loan Advance. Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan Advance or the 2018 Term Loan Advance set forth in this Agreement, to obtain a Term Loan Advance or the 2018 Term Loan Advance, Borrower (via an individual duly authorized by an Administrator) shall notify Bank (which notice shall be irrevocable) by electronic mail by 12:00 p.m. Eastern time at least one (1) Business Day prior to the proposed Funding Date of the Term Loan Advance or the 2018 Term loan Advance. Such notice shall be made by Borrower through Bank’s online banking program, provided, however, if Borrower is not utilizing Bank’s online banking program, then such notice shall be in a written format acceptable to Bank that is executed by an Authorized Signer. Bank shall have received satisfactory evidence that the Board has approved that such Authorized Signer may provide such notices and request Term Loan Advances or the 2018 Term Loan Advance (Bank acknowledges that it has received such satisfactory Board approval as of the Effective Date and, so long as such Board approval remains in full force and effect and is not revoked, such approval shall satisfy this requirement). In connection with such notification, Borrower must promptly deliver to Bank by electronic mail or through Bank’s online banking program a completed Payment/Advance Form executed by an Authorized Signer together with such other reports and information, as Bank may request in its reasonable discretion. Bank shall credit proceeds of any Term Loan Advance and the 2018 Term Loan Advance to the Designated Deposit Account. Bank may make Term Loan Advances or the 2018 Term Loan Advance under this Agreement based on instructions from an Authorized Signer or without instructions if the Term Loan Advances or the 2018 Term Loan Advance are necessary to meet Obligations which have become due.”

10	The Loan Agreement shall be amended by deleting the following, appearing as Section 6.9 thereof:

“    6.9    Financial Covenant – Minimum Net Revenue. Maintain, to be tested as of the last day of each calendar quarter set forth herein, net revenue during the trailing six (6) month period ending on such day of at least: (a) Ten Million Two Hundred Fifty Thousand Dollars ($10,250,000.00) for the trailing six (6) month period ending June 30, 2017; (b) Eleven Million Five Hundred Thousand Dollars ($11,500,000.00) for the trailing six (6) month period ending September 30, 2017; (c) Fourteen Million Dollars ($14,000,000.00) for the trailing six (6) month period ending December 31, 2017; (d) Fifteen Million Dollars ($15,000,000.00) for the trailing six (6) month period ending March 31, 2018; (e) Fifteen Million Two Hundred Fifty Thousand Dollars ($15,250,000.00) for the trailing six (6) month period ending June 30, 2018; and (f) Fifteen Million Five Hundred Thousand Dollars ($15,500,000.00) for the trailing six (6) month periods ending September 30, 2018 and December 31, 2018.

With respect to any period ending after December 31, 2018, Bank will set the net revenue covenant levels for any such period in its reasonable discretion (based upon the methodology used to set such covenants previously and Bank’s then existing underwriting criteria), in consultation with Borrower, based upon budgets, sales projections, operating plans and other financial information with respect to Borrower that Bank deems relevant in its reasonable judgment, including, without limitation, Borrower’s annual financial projections approved by the Board. With respect thereto:

(a)    Borrower’s failure to either (i) agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before October 30, 2018 to any such covenant levels proposed by Bank with respect to the 2019 calendar year, or (ii) notwithstanding Section 6.2(f) of this Agreement, deliver to Bank, no later than September 30, 2018, Borrower’s budgets, sales projections, operating plans and other financial information of Borrower that Bank deems relevant in its reasonable judgment, including, without limitation, Borrower’s annual financial projections approved by the Board, together with any related business forecasts used in the preparation of such annual financial plans and projections, with respect to the 2019 calendar year, shall result in the Revolving Line Maturity Date and the Term Loan Maturity Date being accelerated to April 30, 2019;

(b)    Borrower’s failure to either (i) agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before October 30, 2019 to any such covenant levels proposed by Bank with respect to the 2020 calendar year, or (ii) notwithstanding Section 6.2(f) of this Agreement, deliver to Bank, no later than September 30, 2019, Borrower’s budgets, sales projections, operating plans and other financial information of Borrower that Bank deems relevant in its reasonable judgment, including, without limitation, Borrower’s annual financial projections approved by the Board, together with any related business forecasts used in the preparation of such annual financial plans and projections, with respect to the 2020 calendar year, shall result in the Revolving Line Maturity Date and the Term Loan Maturity Date being accelerated to April 30, 2020; and

(c)    Borrower’s failure to either (i) agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before October 30, 2020 to any such covenant levels proposed by Bank with respect to the 2021 calendar year, or (ii) notwithstanding Section 6.2(f) of this Agreement, deliver to Bank, no later than September 30, 2020, Borrower’s budgets, sales projections, operating plans and other financial information of Borrower that Bank deems relevant in its reasonable judgment, including, without limitation, Borrower’s annual financial projections approved by the Board, together with any related business forecasts used in the preparation of such annual financial plans and projections, with respect to the 2021 calendar year, shall result in the Revolving Line Maturity Date and the Term Loan Maturity Date being accelerated to April 30, 2021.

Notwithstanding any terms in this Agreement to the contrary, if the Term Loan Maturity Date and Revolving Line Maturity Date are accelerated pursuant to (a), (b), or (c) above, then, in addition to all other Obligations, Borrower shall be required to pay the Term Loan Prepayment Premium and the Final Payment.”

and inserting in lieu thereof the following:

“    6.9 Financial Covenants

(a)    Minimum Net Revenue. Maintain, to be tested as of the last day of each calendar quarter set forth herein, net revenue during the trailing six (6) month period ending on such day of at least: (a) Ten Million Two Hundred Fifty Thousand Dollars ($10,250,000.00) for the trailing six (6) month period ending June 30, 2017; (b) Eleven Million Five Hundred Thousand Dollars ($11,500,000.00) for the trailing six (6) month period ending September 30, 2017; and (c) Fourteen Million Dollars ($14,000,000.00) for the trailing six (6) month period ending December 31, 2017.

(b)    Minimum Detection Revenue. Maintain, to be tested as of the last day of each calendar quarter set forth herein, Detection Revenue during the trailing six (6) month period ending on such day of at least: (a) Eight Million Six Hundred Twenty-Two Thousand Dollars ($8,622,000.00) for the trailing six (6) month period ending March 31, 2018; (b) Eight Million Three Hundred Seventy-Three Thousand Dollars ($8,373,000.00) for the trailing six (6) month period ending June 30, 2018; (c) Eight Million Six Hundred Forty-Eight Thousand Dollars ($8,648,000.00) for the trailing six (6) month period ending September 30, 2018; and (d) Nine Million Five Hundred Seventeen Thousand Dollars ($9,517,000.00) for the trailing six (6) month period ending December 31, 2018.

With respect to any period ending after December 31, 2018, Bank will set the Detection Revenue covenant levels for any such period in its reasonable discretion (based upon the methodology used to set such covenants previously and Bank’s then existing underwriting criteria), in consultation with Borrower, based upon budgets, sales projections, operating plans and other financial information with respect to Borrower that Bank deems relevant in its reasonable judgment, including, without limitation, Borrower’s annual financial projections approved by the Board. With respect thereto:

(i)    Borrower’s failure to agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before March 15, 2019 to any such covenant levels proposed by Bank with respect to the 2019 calendar year shall result in the Revolving Line Maturity Date, the Term Loan Maturity Date and the 2018 Term Loan Maturity Date being accelerated to April 30, 2019;

(ii)    Borrower’s failure to agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before March 15, 2020 to any such covenant levels proposed by Bank with respect to the 2020 calendar year shall result in the Revolving Line Maturity Date, the Term Loan Maturity Date and the 2018 Term Loan Maturity Date being accelerated to April 30, 2020; and

(iii)    Borrower’s failure to agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before March 15, 2021 to any such covenant levels proposed by Bank with respect to the 2021 calendar year shall result in the Revolving Line Maturity Date, the Term Loan Maturity Date and the 2018 Term Loan Maturity Date being accelerated to April 30, 2021.

Notwithstanding any terms in this Agreement to the contrary, if the Term Loan Maturity Date, 2018 Term Loan Maturity Date and Revolving Line Maturity Date are accelerated pursuant to (i), (ii), or (iii) above, then, in addition to all other Obligations, Borrower shall be required to pay the Term Loan Prepayment Premium, the Final Payment, the 2018 Term Loan Prepayment Premium and 2018 Term Loan Final Payment.

(c)    Adjusted EBITDA. Have at all times, to be tested as of the last day of each calendar quarter set forth herein, Adjusted EBITDA for the trailing six (6) month period ending on such day of at least: (i) ($4,500,000.00) for the six (6) month period ending March 31, 2018, (ii) ($3,750,000.00) for the six (6) month period ending June 30, 2018, (iii) ($1,000,000.00) for the six (6) month period ending September 30, 2018 and (iv) $1.00 for the six (6) month period ending December 31, 2018.

With respect to any period ending after December 31, 2018, Bank will set the Adjusted EBITDA covenant levels for any such period in its reasonable discretion (based upon the methodology used to set such covenants previously and Bank’s then existing underwriting criteria), in consultation with Borrower, based upon budgets, sales projections, operating plans and other financial information with respect to Borrower that Bank deems relevant in its reasonable judgment, including, without limitation, Borrower’s annual financial projections approved by the Board. With respect thereto:

(i)    Borrower’s failure to agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before March 15, 2019 to any such covenant levels proposed by Bank with respect to the 2019 calendar year shall result in the Revolving Line Maturity Date, the Term Loan Maturity Date and the 2018 Term Loan Maturity Date being accelerated to April 30, 2019;

(ii)    Borrower’s failure to agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before March 15, 2020 to any such covenant levels proposed by Bank with respect to the 2020 calendar year shall result in the Revolving Line Maturity Date, the Term Loan Maturity Date and the 2018 Term Loan Maturity Date being accelerated to April 30, 2020; and

(iii)    Borrower’s failure to agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before March 15, 2021 to any such covenant levels proposed by Bank with respect to the 2021 calendar year shall result in the Revolving Line Maturity Date, the Term Loan Maturity Date and the 2018 Term Loan Maturity Date being accelerated to April 30, 2021.

Notwithstanding any terms in this Agreement to the contrary, if the Term Loan Maturity Date, 2018 Term Loan Maturity Date and Revolving Line Maturity Date are accelerated pursuant to (i), (ii), or (iii) above, then, in addition to all other Obligations, Borrower shall be required to pay the Term Loan Prepayment Premium, the Final Payment, the 2018 Term Loan Prepayment Premium and 2018 Term Loan Final Payment.”

11	The Loan Agreement shall be amended by deleting the following text, appearing in Section 8.1 thereof:

“Borrower fails to (a) make any payment of principal or interest on any Credit Extension when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Revolving Line Maturity Date or the Term Loan Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);”

and inserting in lieu thereof the following:

“Borrower fails to (a) make any payment of principal or interest on any Credit Extension when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Revolving Line Maturity Date, the Term Loan Maturity Date, or the 2018 Term Loan Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);”

12	The Loan Agreement shall be amended by deleting the following text, appearing in Section 12.1 thereof:

“So long as Borrower has satisfied the Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement, and any Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement), this Agreement may be terminated prior to the Revolving Line Maturity Date and the Term Loan Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank.”

and inserting in lieu thereof the following:

“So long as Borrower has satisfied the Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement, and any Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement), this Agreement may be terminated prior to the Revolving Line Maturity Date, the Term Loan Maturity Date and the 2018 Term Loan Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank.”

13	The Loan Agreement shall be amended by inserting the following new definitions, appearing alphabetically in Section 13.1 thereof:

“    “2018 Term Loan Advance” is defined in Section 2.3.1 of this Agreement.”

“    “2018 Term Loan Draw Period” is the period of time commencing upon the occurrence of the 2018 Term Loan Revenue Milestone Event through June 30, 2019.”

“    “2018 Term Loan Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the earliest to occur of (a) the 2018 Term Loan Maturity Date, (b) as required by Section 2.3.1(d) or 2.3.1(e), (c) the repayment of the 2018 Term Loan Advance in full, or (d) the termination of this Agreement, in an amount equal to the original aggregate principal amount of the 2018 Term Loan Advance multiplied by eight percent (8.0%).”

“    “2018 Term Loan Maturity Date” is March 1, 2022.”

“    “2018 Term Loan Prepayment Premium” shall be, with respect any prepayment of the 2018 Term Loan Advance (including upon acceleration of the 2018 Term Loan Maturity Date pursuant to Section 6.9) (a) on or prior to the first (1st) anniversary of the First LMA Effective Date, an additional fee payable to Bank in an amount equal to three percent (3.0%) of the amount of the 2018 Term Loan Advance outstanding before giving effect to such prepayment, (b) after the first (1st) anniversary of the First LMA Effective Date but on or prior to the second (2nd) anniversary of the First LMA Effective Date, an additional fee payable to Bank in an amount equal to two percent (2.0%) of the amount of the 2018 Term Loan Advance outstanding before giving effect to such prepayment and (c) after the second (2nd) anniversary of the First LMA Effective Date, an additional fee payable to Bank in an amount equal to one percent (1.0%) of the amount of the 2018 Term Loan Advance outstanding before giving effect to such prepayment. Notwithstanding the foregoing, Bank agrees to waive the 2018 Term Loan Prepayment Premium if the 2018 Term Loan Advance is prepaid in full in accordance with Section 2.3.1(d) in connection and simultaneously with the refinancing of the 2018 Term Loan Advance by Bank in Bank’s sole and absolute discretion.”

“    “2018 Term Loan Revenue Milestone Event” is Bank’s receipt of evidence, satisfactory to Bank in its reasonable discretion, that Borrower had, for a trailing twelve (12) month period ending on any calendar month occurring after the First LMA Effective Date but on or prior to June 30, 2019, Detection Revenue of at least Twenty-One Million Five Hundred Thousand Dollars ($21,500,000.00).”

“    “Adjusted EBITDA” means, as calculated for Borrower and its Subsidiaries on a consolidated basis, for any period for any date of determination, (a) Net Income, plus (b) the sum of the following to the extent deducted in the calculation of Net Income in accordance with GAAP, (i) Interest Expense, (ii) depreciation expense and amortization expense, (iii) income tax expense, (iv) non-cash stock compensation expense, (v) non-cash impairment of goodwill expense, and (vi) other non-cash items approved by Bank in writing on a case-by-case basis in its good faith business discretion.”

“    “Adjusted EBITDA Event” is Bank’s receipt of evidence, satisfactory to Bank in its reasonable discretion, that Borrower had, for a trailing three (3) month period ending on any calendar month occurring after the First LMA Effective Date but on or prior to July 31, 2018, Adjusted EBITDA of at least ($750,000.00).”

“    “Detection Revenue” is revenue from Borrower’s detection business reflected on Borrower’s financial statements as “Detection Revenue”.

“    “First LMA Effective Date” is March [    ], 2018.” [THE DATE OF THIS AGREEMENT. TO BE COMPLETED AT CLOSE.]

“    “Interest Expense” means for any fiscal period, interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower [=and its Subsidiaries, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).”

“    “Net Income” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.”

“    “Reserve Release Event” occurs (if ever) upon Bank’s receipt of evidence, satisfactory to Bank in its sole discretion, that either (a) the Adjusted EBITDA Event has occurred or (b) Borrower has been in compliance with all terms and conditions of this Agreement at all times through and including September 30, 2018.”

14	The Loan Agreement shall be amended by deleting the following definition, appearing in Section 13.1 thereof:

“    “Draw Period” is the period of time commencing upon the occurrence of the Revenue Milestone Event through July 30, 2018.”

“    “Revenue Milestone Event” is Bank’s receipt of evidence, satisfactory to Bank in its reasonable discretion, that Borrower had, for a trailing twelve (12) month period ending on any calendar month occurring after the Effective Date but on or prior to June 30, 2018, net revenue of at least Thirty-Five Million Dollars ($35,000,000.00).”

15	The Loan Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof:

“    “Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the outstanding principal balance of any Advances.”

“    “Credit Extension” is any Advance, any Term Loan Advance, any Overadvance, or any other extension of credit by Bank for Borrower’s benefit.”

“    “Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the earliest to occur of (a) the Term Loan Maturity Date, (b) as required by Section 2.3(d) or 2.3(e), (c) the repayment of the Term Loan Advances in full, or (d) the termination of this Agreement, in an amount equal to the original aggregate principal amount of the Term Loan Advances multiplied by seven percent (7.0%).”

“    “Obligations” are Borrower’s obligations to pay when due any debts, principal, interest (including interest accruing after the commencement of an Insolvency Proceeding), fees, Bank Expenses, the Commitment Fee, the Termination Fee, the Term Loan Prepayment Premium, the Final Payment, and other amounts Borrower owes Bank now or later, whether under this Agreement or the other Loan Documents or relating to Bank Services, and to perform Borrower’s duties under the Loan Documents.”

“    “Payment Date” ” is (a) with respect to Term Loan Advances, the first (1st) calendar day of each month and (b) with respect to Advances, the last calendar day of each month.”

“    “Term Loan Amortization Date” is the Payment Date of the thirteenth (13th) month following the month in which the Effective Date occurs; provided, however, in the event that the Revenue Milestone Event occurs prior to such date, the Term Loan Amortization Date will be the Payment Date of the nineteenth (19th) month following the month in which the Effective Date occurs.”

“    “Term Loan Payment Period” is thirty-six (36) months; provided, however, in the event that the Revenue Milestone Event occurs prior to the Term Loan Amortization Date, the Term Loan Payment Period will be thirty (30) months.”

“    “Term Loan Prepayment Premium” shall be, with respect any prepayment of a Term Loan Advance (including upon acceleration of the Term Loan Maturity Date pursuant to Section 6.9) (a) on or prior to the first (1st) anniversary of the Funding Date of such Term Loan Advance, an additional fee payable to Bank in an amount equal to three percent (3.0%) of the amount of such Term Loan Advance outstanding before giving effect to such prepayment, (b) after the first (1st) anniversary of the Funding Date of such Term Loan Advance but on or prior to the second (2nd) anniversary of the Funding Date of such Term Loan Advance, an additional fee payable to Bank in an amount equal to two percent (2.0%) of the amount of such Term Loan Advance outstanding before giving effect to such prepayment and (c) after the second (2nd) anniversary of the Funding Date of such Term Loan Advance, an additional fee payable to Bank in an amount equal to one percent (1.0%) of the amount of such Term Loan Advance outstanding before giving effect to such prepayment. Notwithstanding the foregoing, Bank agrees to waive the Term Loan Prepayment Premium if the Term Loan Advance is prepaid in full in accordance with Section 2.3(d) in connection and simultaneously with the refinancing of the Term Loan Advance by Bank in Bank’s sole and absolute discretion.”

and inserting in lieu thereof the following:

“    “Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) (A) prior to the occurrence of the Reserve Release Event, (1) the amount available under the Borrowing Base minus (2) Two Million Dollars ($2,000,000.00) and (B) on and after the occurrence of the Reserve Release Event, the amount available under the Borrowing Base, minus (b) the outstanding principal balance of any Advances.”

“    “Credit Extension” is any Advance, any Term Loan Advance, the 2018 Term Loan Advance, any Overadvance, or any other extension of credit by Bank for Borrower’s benefit.”

“    “Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the earliest to occur of (a) the Term Loan Maturity Date, (b) as required by Section 2.3(d) or 2.3(e), (c) the repayment of the Term Loan Advances in full, or (d) the termination of this Agreement, in an amount equal to the original aggregate principal amount of the Term Loan Advances multiplied by eight percent (8.0%).”

“    “Obligations” are Borrower’s obligations to pay when due any debts, principal, interest (including interest accruing after the commencement of an Insolvency Proceeding), fees, Bank Expenses, the Commitment Fee, the Termination Fee, the Term Loan Prepayment Premium, the Final Payment, the 2018 Term Loan Prepayment Premium, the 2018 Term Loan Final Payment and

other amounts Borrower owes Bank now or later, whether under this Agreement or the other Loan Documents or relating to Bank Services, and to perform Borrower’s duties under the Loan Documents.”

“    “Payment Date” ” is (a) with respect to Term Loan Advances and the 2018 Term Loan Advance, the first (1st) calendar day of each month and (b) with respect to Advances, the last calendar day of each month.”

“    “Term Loan Amortization Date” is the Payment Date of the thirteenth (13th) month following the month in which the Effective Date occurs; provided, however, in the event that the Adjusted EBITDA Event occurs prior to such date, the Term Loan Amortization Date will be the Payment Date of the nineteenth (19th) month following the month in which the Effective Date occurs.”

“    “Term Loan Payment Period” is thirty-six (36) months; provided, however, in the event that the Adjusted EBITDA Event occurs prior to the Term Loan Amortization Date, the Term Loan Payment Period will be thirty (30) months.”

“    “Term Loan Prepayment Premium” shall be, with respect any prepayment of a Term Loan Advance (including upon acceleration of the Term Loan Maturity Date pursuant to Section 6.9) (a) on or prior to the first (1st) anniversary of the First LMA Effective Date, an additional fee payable to Bank in an amount equal to three percent (3.0%) of the amount of such Term Loan Advance outstanding before giving effect to such prepayment, (b) after the first (1st) anniversary of the First LMA Effective Date but on or prior to the second (2nd) anniversary of the First LMA Effective Date, an additional fee payable to Bank in an amount equal to two percent (2.0%) of the amount of such Term Loan Advance outstanding before giving effect to such prepayment and (c) after the second (2nd) anniversary of the First LMA Effective Date, an additional fee payable to Bank in an amount equal to one percent (1.0%) of the amount of such Term Loan Advance outstanding before giving effect to such prepayment. Notwithstanding the foregoing, Bank agrees to waive the Term Loan Prepayment Premium if the Term Loan Advance is prepaid in full in accordance with Section 2.3(d) in connection and simultaneously with the refinancing of the Term Loan Advance by Bank in Bank’s sole and absolute discretion.”

16	The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby deleted and replaced with the Compliance Certificate attached as Schedule 1 hereto.

17	The Payment/Advance Form appearing as Exhibit D to the Loan Agreement is hereby deleted and replaced with the Payment/Advance Form attached as Schedule 2 hereto.

4.    FEES AND EXPENSES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.    RATIFICATION OF PERFECTION CERTIFICATES.

(a)     ICAD hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of ICAD dated as of August 7, 2017, and acknowledges, confirms and agrees that the disclosures and information ICAD provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

(b)     Xoft hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Xoft dated as of August 7, 2017, and acknowledges, confirms and agrees that the disclosures and information Xoft provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

(c)     Xoft Solutions hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Xoft Solutions dated as of August 7, 2017, and acknowledges, confirms and agrees that the disclosures and information Xoft Solutions provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

6.    CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7.    RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8.    NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9.    CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10.    COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed as of the date first written above.

BORROWER:

ICAD, INC.

By
Name:
Title:

XOFT, INC.

By
Name:
Title:

XOFT SOLUTIONS, LLC

By
Name:
Title:

BANK:

SILICON VALLEY BANK

By
Name:
Title:

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	ICAD, INC., XOFT, INC. and XOFT SOLUTIONS, LLC

The undersigned authorized officer of ICAD, INC., XOFT INC. and XOFT SOLUTIONS, LLC (individually and collectively, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower, and each of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Form 10-Q	Quarterly within 45 days (for first 3 quarters of a fiscal year)	Yes No

Form 10-K	Annually within 90 days of the last quarter of a fiscal year	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC (if not previously delivered)	Yes No

A/R & A/P Agings, Deferred Revenue report and Account Debtor listing	Monthly within 30 days	Yes No

Borrowing Base Reports	Monthly within 30 days	Yes No

Board approved Projections	Within the earlier of 30 days of (i) Board approval or (ii) fiscal year end, together with any period updates	Yes No

Streamline Period	Required	Actual	Eligible
Maintain:
Adjusted Quick Ratio (at all times, tested monthly)	> 1.25 : 1.0	: 1.0	Yes No

Financial Covenant	Required		Actual	Complies
Maintain as indicated:
Minimum Detection Revenue (six month period, tested quarterly)	$	*	$	Yes No
Adjusted EBITDA (six month period, tested quarterly)	$	**	$	Yes No

*	As set forth in Section 6.9(b) of the Agreement.
**	As set forth in Section 6.9(c) of the Agreement.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

ICAD, INC.

By:
Name:
Title:

XOFT, INC.

By:
Name:
Title:

XOFT SOLUTIONS, LLC

By:
Name:
Title:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:
Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.    Minimum Detection Revenue (Section 6.9(b)) (six month period, tested quarterly)

Required: Amount set forth below.

Six Month Period Ending	Minimum Detection Revenue
March 31, 2018	$8,622,000.00
June 30, 2018	$8,373,000.00
September 30, 2018	$8,648,000.00
December 31, 2018	$9,517,000.00

Levels for 2019 through 2021 to be established in accordance with Section 6.9 of the Agreement.

Actual:	$

Is the actual amount equal to or greater than the required amount above?

             No, not in compliance                                                                                           Yes, in compliance

II.    Adjusted EBITDA (Section 6.9(c)) (six month period, tested quarterly)

Required: Amount set forth below (as calculated on a consolidated basis for Borrower and its Subsidiaries).

Six Month Period Ending	Adjusted EBITDA
March 31, 2018	($4,500,000.00)
June 30, 2018	($3,750,000.00)
September 30, 2018	($1,000,000.00)
December 31, 2018	$1.00

Levels for 2019 through 2021 to be established in accordance with Section 6.9 of the Agreement.

Actual:	$

A.	Net Income		$

B.	To the extent included in the determination of Net Income

	1.	Interest Expense	$

	2.	Taxes	$

	3.	Depreciation	$

	4.	Amortization	$

	5.	Non-cash stock compensation expense	$

	6.	Non-cash impairment of goodwill expense	$

	7.	Other non-cash items approved by writing by Bank on a case-by-case basis in its good faith business discretion	$

	8.	The sum of lines 1 through 7	$

C.	Adjusted EBITDA (line A plus line B.8)		$

Is the actual amount equal to or greater than the required amount above?

            No, not in compliance                                                                                          Yes, in compliance

Schedule 2

EXHIBIT C

LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS NOON EASTERN TIME

Fax To:	Date:

 LOAN PAYMENT:

ICAD, INC., XOFT, INC. and XOFT SOLUTIONS, LLC

From Account #	To Account #
(Deposit Account #)	(Loan Account #)

Principal $	and/or Interest $

Authorized Signature:	Phone Number:
Print Name/Title:

 LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #	To Account #
(Loan Account #)	(Deposit Account #)

 Amount of 2018 Term Loan Advance $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:
Print Name/Title:

 OUTGOING WIRE REQUEST:

 Complete only if all or a portion of funds from the loan advance above is to be wired.

 Deadline for same day processing is noon, Eastern Time

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:
Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)

Intermediary Bank:	Transit (ABA) #:
For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (if required):
Print Name/Title:	Print Name/Title:
Telephone #:	Telephone #: